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                                                                   EXHIBIT 10.4


                               SUBLEASE AGREEMENT

                               TABLE OF CONTENTS

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1.   Premises

2.   Demise of Premises

3.   Term

4.   Rent and Additional Rent

5.   Use of the Premises

6.   Covenants Contained in the Lease

7.   Attornment

8.   Limitation of Liability and Indemnity

9.   No Duty on Part of Landlord

10.  Assignment and Subletting

11.  Default

12.  Remedies

13.  Notices

14.  Hold Over

15.  Security Deposit

16.  Sublessee Improvements

17.  Miscellaneous
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                               SUBLEASE AGREEMENT

This Sublease Agreement (the "SUBLEASE") is entered into by and between A-1 Freeman Relocation System, Inc., a Texas corporation (the "SUBLESSOR") and Calidad Foods, Inc., a Texas corporation (the "SUBLESSEE").

                                   WITNESSETH

WHEREAS, Sublessor entered into that certain Lease Agreement (the "LEASE AGREEMENT") by and between Sublessor, as Tenant, and Northbrook Ventures, Inc., a Delaware corporation, as Landlord (herein so called), dated April 23, 1993, covering certain premises in the building known as Avenue R III Building, which Lease Agreement was amended by that certain modification and ratification of lease with addendums "A", "B" and "C" to Lease Agreement dated August 8, 1995 (the Lease Agreement and the First Amendment being hereinafter collectively referred to as the "LEASE"), a copy of which lease is attached hereto as
Exhibit I-A, the terms of which including all defined terms, being incorporated herein by reference for all purposes; and

WHEREAS, Sublessee is desirous of subleasing all of the Leased Premises (as defined in the Lease) from the Sublessor (herein called the "SUBLEASED PREMISES"), said Subleased Premises consisting of 67,375 rentable square feet.

NOW, THEREFORE, for and in consideration of the payment of the Rent, the Additional Rent and the performance of the covenants and agreements hereinafter set forth, Sublessee and Sublessor hereby agree as follows:

1. PREMISES. As used herein, the term Premises shall refer to all of the Subleased Premises.

2. DEMISE OF PREMISES. Sublessor hereby leases, lets and demises to the Sublessee, and the Sublessee hereby hires, leases and takes from the Sublessor, the Premises to Sublessee "as is" upon the commencement of the Term, and Sublessee agrees that it will accept the Premises in such existing condition.

3. TERM. The term (the "TERM") of this Sublease shall be for a period commencing on August 1, 1995 and ending on August 31, 1999. However, subject to the provisions of Section 7 hereof, the Term shall terminate earlier in the event of surrender, forfeiture, or other termination of the Lease.

4. RENT AND ADDITIONAL RENT. For the Term of this Sublease, Sublessee shall pay to Sublessor as rent (the "RENT") for the Premises monthly base rental in the sum of $14,597.91, payable in advance on the first day of each month during the Term hereof, but are not limited to, those payments set out under the provisions of the Lease entitled Adjustment of Base Rental, and operating expenses.

5. USE OF THE PREMISES. The Premises shall be used by Sublessee for general office and warehouse/bakery use and only and for no other purpose whatsoever.

6. COVENANTS CONTAINED IN THE LEASE. The Sublessee hereby agrees to comply with all the provisions of the Lease that are to be performed by Sublessor as Tenant under the Lease with respect to the Premises. The provisions of the Lease, to the extent that they do not conflict with the specific provisions contained in this Sublease, are fully incorporated into this Sublease. The Sublessee agrees to be bound to the Sublessor by all the terms of the Lease and to assume toward Sublessor and to perform all of the obligations and responsibilities that Sublessor, by the Lease, assumes toward the Landlord under the Lease with respect to the Premises. The relationship between Sublessee and Sublessor under the Sublease shall be the same as between the Sublessor and Landlord under the Lease. Notwithstanding anything to the contrary contained in the Lease or contained in this Sublease, Sublessor alone shall be entitled to exercise those rights and privileges, shall continue to be solely responsible for, and shall timely discharge or otherwise satisfy, all of the obligations and responsibilities of the "Tenant" pursuant to the terms,


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       provisions and conditions of the Lease Agreement as set forth in
       Paragraph 1 of the Lease Agreement entitled: "Lease of Premises," "Tenant Plans and Specifications-Installation of Improvements," Completion of Improvements and Commencement of Rent," "Assignment-Subletting," "Indemnity, Liability and Loss or Damage," "Holding Over," "Transfer of Landlord's Rights," "Default," "Remedies," "Security Deposit," "Notices," the Exhibit to the Lease which relates to initial tenant improvements to the Leased Premises, and all Riders or Addenda to the Lease Agreement.

7. ATTORNMENT. In the event of cancellation or termination of the Lease before the expiration date of this Sublease or any extensions or renewals hereof, or in the event of the surrender of the Lease, whether voluntarily, involuntarily or by operation of law, the Sublessee, at the option of the Landlord exercisable in Landlord's sole and absolute discretion, shall make full and complete attornment to the Landlord for the balance of the Term of this Sublease, including any extensions and renewals hereof, based on the same covenants and conditions of this Sublease, so as to establish direct privity of estate and contract between the Landlord and the Sublessee, with the same force and effect as though this Sublease was originally made directly between the Landlord and the Sublessee. The Sublessee shall thereafter make all rent payments directly to the Landlord. The Landlord will only then become the Sublessor under this Sublease.

8. LIMITATION OF LIABILITY AND INDEMNITY. Notwithstanding any provision of the Lease to the contrary, neither the Sublessor nor the Landlord shall be liable to the Sublessee, or to any of its agents, employees, servants, or invitees, for any damage to persons or property due to the condition, design or any defect in the building or its mechanical systems that may exist or subsequently occur. Sublessee, with respect to itself and its agents, employees, servants and invitees, expressly assumes all risk and damage to persons or property, either proximate or remote, by reason of the present or future condition of the Premises or the building in which the Premises are located. Sublessee agrees that it will indemnify and hold Sublessor and Landlord harmless from all suits, claims and actions of any kind by reasons of any breach, violation or nonperformance of any term or condition on the part of the Sublessee under this Sublease. Additionally, Sublessee agrees to indemnify and hold Sublessor and Landlord harmless from all claims, actions, damages, liabilities and expenses asserted against the Sublessor and/or Landlord on account of injuries to person or damage to property to the extent that any such damage or injury may be caused, either proximately or remotely, by any act or omission, whether negligent or not, of Sublessee or any of its agents, servants, employees, contractors, patrons or invitees or of any other person entering upon the Premises under or with the express or implied invitation of Sublessee, or if any such injury or damage may in any other way arise from or out of the occupancy or use of the Premises by the Sublessee, its agents, employees, servants or invitees.

9. NO DUTY ON PART OF LANDLORD. Sublessee expressly recognizes, acknowledges and agrees that Landlord shall have no direct duty towards Sublessee with regard to the performance of any covenant to be performed by Landlord under the Lease.

10. ASSIGNMENT AND SUBLETTING. Sublessee shall neither assign the Sublease or the Lease, nor sublease all or any part of the Premises without the prior written consent of Sublessor and Landlord. The Lease and Landlord's rights thereunder may be assigned, in whole or in part, by Landlord.

11. DEFAULT. The happening of any one or more of the following events shall constitute an Event of Default by Sublessee under this Sublease:

       11.1 Sublessee shall fail to pay when due any installment of Rent or Additional Rent.

       11.2 Sublessee shall fail to comply with any term, provision or covenant of this Sublease.

       11.3 Sublessee shall become insolvent, make a transfer in fraud of creditors, make any act of bankruptcy, make an assignment for the benefit of creditors, or admit in writing its inability to pay its debts as they become due.


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       11.4     Sublessee shall file a petition under any section or chapter of the Federal Bankruptcy Code, or under any similar law or statute of the United States, or any state thereof, be adjudged bankrupt or insolvent in proceedings filed against Sublessee thereunder, or a petition or answer proposing the adjudication of Sublessee as a bankrupt or its reorganization under any present or future federal or state bankruptcy or similar law shall be filed in any court, and such petition or answer shall not be discharged or denied within sixty (60) days after filing thereof.

       11.5 A receiver or trustee shall be appointed for all or substantially all the assets of Sublessee or of the Premises or any of Sublessee's property located thereon in any proceeding brought by Sublessee, or any Receiver or Trustee shall be appointed any proceeding brought against Sublessee and shall not be discharged within sixty (60) days after such appointment, or if Sublessee shall consent to or acquiesce to such appointment.

       11.6 Sublessee shall abandon the Premises. As used herein, abandonment is defined to include, without limitation, any absence of Sublessee from the Premises for ten (10) days or longer.

12. REMEDIES. If an Event of Default shall have occurred, Sublessor shall have the right, in its sole election, then or at any time thereafter, to pursue any one or more of the following remedies:

       12.1 Terminate this Sublease, in which event Sublessee shall immediately surrender the Premises to Sublessor, but if Sublessee shall fail to do so, Sublessor may without notice and without prejudice to any other remedy Sublessor may have, enter upon and take possession of the Premises and expel or remove Sublessee and its effects and any other person who may be occupying the Premises without being liable to prosecution or any claim for damages therefor; and Sublessee agrees to indemnify Sublessor for all loss and damages which Sublessor may suffer by reason of such termination, whether through inability to relet the Premises or otherwise, including any loss of rental for the remainder of the Term of the Sublease.

       12.2 Declare the entire amount of Rent and Additional Rent which would have become due and payable during the remainder of the Term of this Sublease to be due and payable immediately, in which event Sublessee agrees to pay the same to Sublessor at once, it being agreed that such payment shall constitute payment in advance of the Rent and Additional Rent stipulated for the remainder of the Sublease Term. The acceptance by Sublessor of the payment of such rent shall not constitute a waiver of any default then existing or thereafter occurring hereunder.

       12.3 Enter upon and take possession of the Premises as the agent of Sublessee without terminating this Sublease and without being liable to prosecution or any claim for damages therefor, and Sublessor may relet the Premises as the agent of Sublessee and receive the rent therefor, in which event Sublessee shall pay to Sublessor on demand the cost of renovating, repairing and altering the Premises for a new subtenant or subtenants and any deficiency that may arise by reasons of such reletting; provided, however, that Sublessor shall have no duty to relet the Premises and that the failure of Sublessor to relet the Premises shall not release or affect Sublessee's liability for Rent, Additional Rent or for damages.

       12.4 Sublessor may do whatever Sublessee is obligated to do by the provisions of this Sublease and may enter the Premises, without being liable to prosecution or any claim for damages thereof, in order to accomplish this purpose. Sublessee agrees to reimburse Sublessor immediately upon demand for any reasonable expenses which Sublessor may incur in thus effecting compliance with this Sublease on behalf of Sublessee, and Sublessee further agrees that Sublessor shall not be liable for damages resulting to Sublessee from such action, whether caused by the negligence of Sublessor or otherwise.




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               Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or equity.

13. NOTICES. Any notice or document required to be delivered hereunder shall be in writing, and shall be deemed to be delivered on receipt, if hand delivered or delivered by courier service, or (whether actually received or not) upon the date which is two (2) days following the deposit of such document in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the parties hereto at the address of the Premises with respect to the Sublessee or the address set forth below with respect to the Sublessor, or at such other address as any party may hereafter specify by written notice to the other.

       Sublessor's address:

       Freeman Moving and Storage, Inc.
       11517 North Broadway Extension
       Oklahoma City, Oklahoma 73114

14. HOLDING OVER. If Sublessee continues to hold the Premises after this Sublease terminates, whether by lapse of time or otherwise, such holding over shall, unless otherwise agreed by Sublessor in writing, constitute and be construed as a tenancy-at-will at a monthly rental equal to twice the Rent and Additional Rent provided for herein, and upon and subject to the terms and provisions set forth herein.

15. SECURITY DEPOSIT. Contemporaneously with the execution hereof, Sublessee shall pay to Sublessor the sum of $29,195.82 as a security deposit to secure Sublessee's obligations hereunder. Sublessor shall hold such security deposit without any obligation to pay any interest thereon, and any interest which may be earned thereon shall be the sole property of the Sublessor. It is expressly understood that said security deposit shall not be considered an advance payment of rental or a measure of Sublessor's damages in case of default by Sublessee hereunder. Sublessor may commingle said security deposit with Sublessor's other funds and may, from time to time, without prejudice to any other remedy provided for herein or at law, use the security deposit to the extent necessary to make good any arrearages of Rent or to satisfy any covenant or obligation of Sublessee hereunder. Following any such application of the security deposit, Sublessee shall pay to Sublessor, on demand, the amount so applied in order to restore the security deposit to its original amount. If Sublessee is not in default at the termination of this Sublease, the balance of the security deposit remaining after any such application shall be returned by Sublessor to Sublessee at Sublessee's address as shown on the books and records of Sublessor. If Sublessor transfers its interest in the Premises during the Term of this Sublease, Sublessor may assign the security deposit to the transferee and, thereafter, shall have no further liability for the return of such security deposit.

16. SUBLESSEE IMPROVEMENTS. Sublessee shall not make or allow to be made any alterations or physical in or to the leased premises without first obtaining the written consent of Sublessor. Any alterations, physical additions or improvements to the leased premises made by Sublessee shall at once become the property of Sublessor and shall be surrendered to Sublessor upon the termination of this Sublease: provided, however, Sublessor, at its option may require Sublessee to remove any physical additions and/or repair any alterations in order to restore the leased premises to the condition existing at the time Sublessee took possession. All costs of removal and/or alterations to be borne by Sublessee. This clause shall not apply to moveable equipment or furniture owned by Sublessee, which may be removed by Sublessee at the end of the term of this Lease if Sublessee is not then in default and if such equipment and furniture are not then subject to any rights, liens and interest of Sublessor. (See Exhibit B) Sublessee shall also adhere to all provisions in addendum "A", "Construction by Lessee" (See Exhibit C).

17.    MISCELLANEOUS.

       17.1 SEVERABILITY. Each and every covenant and agreement contained in this Sublease is, and shall be construed to be, a separate and independent





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                covenant and agreement. If any term or subdivision of this
                Sublease, or the application thereof to any person or circumstance, shall to any extent be invalid and unenforceable, the remainder of this Sublease shall remain in full force and effect and not be affected thereby.

        17.2 ENTIRE AGREEMENT. This Sublease sets forth the entire agreement between the Sublessee and the Sublessor, superseding any prior agreements among such parties, and no amendment or modification of this Sublease shall be binding or valid unless set forth in writing and executed by both parties hereto.

        17.3 PARAGRAPH HEADINGS. Paragraph headings contained in this Sublease are for convenience only and shall in no way enlarge or limit the scope of any of the various paragraphs and provisions hereof.

        17.4 BINDING EFFECT. All the covenants, agreements, terms and conditions to be observed and performed by the parties hereto shall be applicable and binding upon the respective heirs, personal representatives, successors and permitted assigns.

        17.5 SUBLESSOR STILL LIABLE. Notwithstanding anything to the contrary contained in this Sublease, Sublessor shall in all events remain fully and completely liable under the Lease and shall be relieved of no liability whatsoever hereby.

        17.6 GOVERNING LAW. This Sublease shall be construed under and in accordance with the laws of the State of Texas.

IN WITNESS WHEREOF, this Sublease is executed effective as of August 1, 1995.



SUBLESSOR                               SUBLESSEE

A-1 Freeman Relocation Systems, Inc.    Calidad Foods, Inc.

By: /s/ JAMES FREEMAN                   By: /s/ SAM HILLIN
    -------------------------------         -------------------------------
Its:    President                       Its:    Chief Financial Officer

Landlord, Greenbriar Holdings Dallas, Ltd., a Texas limited partnership, executes this Sublease for the sole purpose of evidencing its consent to this Sublease and the terms contained herein. Nothing contained in this consent shall operate as a ratification by the Landlord of any of the provisions of the Sublease or as a representation or warranty by Landlord of any such provisions, and Landlord shall not be bound or estopped in any way by the provisions of the Sublease. Neither the Sublease nor this consent shall release or discharge Sublessor (in its capacity as Tenant) from any liability under the lease, and Sublessor shall remain liable and responsible to Landlord for the full performance and observance of all of the provisions, covenants and conditions set forth in the Lease on the part of Sublessor (in its capacity as Tenant) to be performed and observed.

LANDLORD

GREENBRIAR HOLDINGS DALLAS, LTD.
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By: HIGHFIELD REALTY CAPITAL, INC.

By: /s/ NOT LEGIBLE
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Its:    President
    ------------------------------